Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2009 through
                              December 31, 2009


Item 1.  Report to Stockholders
Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2009


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1

REPORT OF INDEPENDENT REGISTREDED PUBLIC ACCOUNTING FIRM   2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Notes to Financial Statements                         11-17
  FINANCIAL HIGHLIGHTS                                    18
  PROXY VOTING POLICIES                                   19
  FUND EXPENSES                                           20
  INVESTMENT ADVISORY AGREEMENT APPROVAL                  21
  DIRECTORS AND OFFICERS                                  22


Zazove Convertible Securities Fund, Inc.
RELATIVE HISTORICAL RETURNS
12-31-99 thru 12-31-09

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 and Barclays Capital U.S. Aggregate
Bond Index for the one year, three year, five year and ten year period ended December 31,2009. As illustrated in the graph, during this period the Fund's return was +77.58, -0.17%, +4.29 and +9.16%,respectively,while the return of the S&P 500 Stock Index was +26.46%, -5.63%, +0.42% and -0.95%, respectively, the return of the Russell 2000 Stock Index was 27.19%, -6.06%, +0.51% and 3.51%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +5.93%,
+6.05%, +4.97% and +6.33%, respectively.

The Fund returns are presented after all fees and expenses. The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest.
Past results are not a guarantee of future performance.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS

ASSETS:
Investment Securities, at fair value
(cost $63,945,952)                                $  63,296,798
Cash and cash equivalents                             1,811,566
Receivables:
  Interest                                              349,257
  Dividends                                              87,594
  Other                                                     981

     Total assets                                    65,546,196


LIABILITIES

PAYABLES:
  Capital shares redeemed                             4,698,769
  Subscriptions received in advance                     450,000
  Due to broker                                       3,743,385
  Transfer agency fees                                    5,584
  Custody fees                                              650
  Professional fees                                      16,500
  Investment securities purchased                        85,422
  Other                                                   7,889

     Total liabilities                                9,008,199

NET ASSETS                                        $  56,537,997


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares $      31,228
    authorized;3,122,799 shares issued and outstanding)
  Paid-in surplus                                    59,543,205
  Accumulated net realized losses on investments     (2,443,222)
  Accumulated undistributed net investment income        55,940
  Net unrealized depreciation on investments           (649,154)

NET ASSETS                                           56,537,997

NET ASSET VALUE PER SHARE
 (based on 3,122,799 shares outstanding)	        $18.10


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2009


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENT SECURITIES - 112%

CONVERTIBLE PREFERRED STOCK - 19%
UNITED STATES - 19%

Affiliated Managers Group,Inc. 5.100%         1,200        48,000
   Due 04-15-36
Affiliated Managers Group,Inc. 5.150%        48,410     1,597,530
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,636,421
Carriage Services Capital Trust 7.000%       59,500     1,844,500
   Due 06-01-29
Dune Energy, Inc. 10.000%                        96         2,400
Dune Energy, Inc. 10.000% (144A)(b)             336         8,400
Energy XXI (Bermuda) Ltd. 7.25%              10,000     1,213,300
Fifth Third Bancorp 8.500%                    4,200       498,918
Fleetwood Capital Trust 6.000%               97,960         2,939
   Due 02-15-28
Healthsouth Corp. 6.500%                      1,000       824,910
McMoRan Exploration Company 8.000%              160       221,464
Newell Financial Trust 1 5.250%               2,048        74,496
   Due 12-01-27
Quadramed Corp 5.500%                       113,000     1,529,116
Simon Property 6.000%                        17,620     1,198,160
Six Flags, Inc. 7.250%                       90,300        45,150
   Due 08-15-09 (a)

Total Convertible Preferred Stock (cost- $16,167,198)  10,745,704


MANDATORY CONVERTIBLE PREFERRED STOCK - 2%
United States - 2%
Citigroup, Inc. 7.500% Due 12-15-12          10,000     1,043,400

Total Mandatory Convertible
             preferred stock (cost $1,000,000)          1,043,400


CONVERTIBLE BONDS - 72%

Canada - 2%
Goldcorp, Inc. (144A)                       370,000       426,055
   2.000% Due 08-01-14 (b)
Sino-Forest Corporation (144A)
   4.250% Due 12-15-16 (b)                  890,000       995,688

Total Canada                                            1,421,743


INDIA - 5%
Sterlite Industries Ltd.                   1,655,000    1,744,039
   4.000% Due 10-30-14
Vendata Finance (Reg S)                    1,000,000    1,067,500
   4.600% Die 02-21-26

Total India                                             2,811,539


LUXEMBOURG - 2%
Arcelormittal 5.000% Due 05-15-14            550,000      927,438


MAURITIUS - 0%
APP Finance VI Mauritius                  12,903,000       22,580
   0.000% Due 11-18-12 (a)(c)

UNITED KINGDOM - 1%
SkyePharma PLC (Reg S)                       700,000      299,954
   6.000% Due 05-04-24

UNITED STATES - 62%
3M Co. 0.000% Due 11-21-32 (c)             1,073,000      963,017
Allegheny Technologies, Inc. 4.250%          380,000      527,744
   Due 06-01-14
Alliance Data Systems 1.750%                 310,000      314,844
   Due 08-01-13
Amgen Inc. 0.000%                          1,127,000      839,615
   Due 03-01-32(c)
AMR Corporation 6.250%                       570,000      592,087
   Due 10-15-14
Bank of America (LOW) 1.000%                 280,000      274,470
   Due 06-30-15
Beckman Coulter, Inc. 2.500%                  30,000       34,537
   Due 12-15-36
Best Buy Co. 2.250%                        1,200,000    1,284,750
   Due 01-15-22
Capital Source Inc.                          800,000      722,000
   7.250% Due 07-15-37
Carnival Corporation                       1,720,000    1,790,950
   2.000% Due 04-15-21 (d)
Cell Therapeutic, Inc.                     1,500,000    1,305,000
   4.000% Due 07-01-10
Cephalon Inc. 2.500%                       1,050,000    1,170,750
   Due 05-01-14
Chemed Corporation                         1,000,000      875,400
   1.875% Due 05-15-14
Danaher Corporation                        1,565,000    1,731,516
   0.000% Due 01-22-21 (c)(d)
Dominion Resources Inc.                      500,000      568,750
   2.125% Due 12-15-23
Eastman Kodak (144A)                       1,700,000    1,547,000
   7.000% Due 04-01-17 (b)
Enpro Industries, Inc.                     1,150,000    1,170,125
   3.937% Due 10-15-15
Exterran Holdings, Inc.                      700,000      826,420
   4.250% Due 06-15-14
HCC Insurance Holdings                       500,000      620,353
   1.300% Due 04-01-23
International Game Technology(144A)        1,100,000    1,342,956
   3.250% Due 05-01-14(b)
Interpublic Group                            500,000      506,250
   4.750% Due 03-15-23
Johnson & Johnson                          1,800,000    1,696,500
   0.000% Due 07-28-20(c)(d)
L-3 Communications Holdings                  610,000      642,726
   3.000% Due 08-01-35
Level Three Communications                 1,300,000    1,511,250
   7.000% Due 03-15-15
Liberty Media (TWX)                        1,500,000    1,518,750
   3.125% Due 03-30-23 (d)
Liberty Media (VIA/B)                      1,740,000    1,039,563
   3.250% Due 03-15-31
Lifetime Brands, Inc.                        920,000      816,500
   4.750% Due 07-15-11
Medtronic, Inc.B                           1,150,000    1,201,807
   1.625% Due 04-15-13 (d)
Morgan Stanley (LOW)                         410,000      401,656
   1.100% Due 06-24-15
Newmont Mining Corporation - A               730,000      914,909
   1.250% Due 07-15-14
Quanta Services, Inc.                        600,000      663,750
   3.750% Due 04-30-26
Rayonier, Inc.(144A)                         140,000      161,448
   4.500% Due 08-15-15 (b)
Rite Aid Corporation                   	     250,000      254,600
   8.500% Due 05-15-15
School Specialty, Inc.                       300,000      283,762
   3.750% Due 11-30-26
Sotheby's                                    455,000      443,106
   3.125% Due 06-15-13
SVB Financial Group (144A)                    70,000       74,462
   3.875% Due 04-15-11 (b)
Sybase, Inc.(144A)                           275,000      328,982
3.500% Due 08-15-29 (b)
Thermo fisher Scientific                     685,000    1,106,001
   0.000% Due 12-15-33 (c)
Toreador Resources Corporation               750,000      723,750
   5.000% Due 10-01-25
Transocean Inc. - C                          120,000      115,939
   1.500% Due 12-15-37
US Airways Group, Inc.                     1,975,000    1,856,500
   7.000% Due 09-30-20
Western Refining, Inc.                       500,000     396,876
   5.750% Due 06-15-14

        Total United States                            35,161,371

Total Convertible Bonds (cost - $37,459,584)           40,644,625


CONVERTIBLE BOND UNITS - 2%
UNITED STATES - 2%
Ashland Inc. 6.500%                            1,720   1,161,000
  Due 06-30-29

        Total Convertible Bond Units(cost $1,300,485)  1,161,000

CORPORATE BONDS - 1%
United States - 1%
FiberTower Corporation
   9.000% Due 01-01-16                       994,449     795,559

Total Corporate Bonds(cost $765,452)                     795,559

COMMON STOCK - 4%
Ireland - 0%
Babcock & Brown Air, Ltd.                     13,100      117,769

UNITED STATES - 4%
Durect Corporation (c)                       403,150      995,781
Dune Energy (c)                              271,896       61,177
FiberTower Corporation (c)                   267,897    1,119,809

      Total United States                               2,176,767

      Total Common Stock (cost $4,267,924)              2,294,536


PREFERRED STOCK - 0%
GREAT BRITAIN - 0%
PTV Inc.                                         594          48

      Total Preferred Stock(cost $2,953)                      48


WARRANTS - 4%
UNITED STATES - 4%
JPMorgan Chase & Company,
    strike price $42.42,expire 10-28-18 (c)  100,000    1,333,000
Mirant(Series A),strike price $21.87,         28,100       13,488
    Expire 01-03-11 (c)
Mirant(Series B),strike price $20.54,         65,200       44,988
    Expire 01-03-11 (c)
Raytheon Company,strike price $37.50,         52,500      761,250
    Expire 06-16-11 (c)

      Total Warrants(cost $2,352,905)                   2,152,726

Other Investment Securities - 8%
UNITED STATES - 8%
    Metromedia Int'l Group, Inc.               80,000   4,459,200
       appraisal rights (e)

      Total Other (cost $629,451)                       4,459,200


TOTAL INVESTMENT SECURITIES (cost - $63,945,952)       63,296,798


OTHER ASSETS LESS LIABILITIES - (12)%                  (6,758,801)
NET ASSETS - 100%                                     $56,537,997


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the custodian.

(e) Represents a judgement claim as a result of an appraisal action in the Delaware Court of Chancery.
    See note 8 to notes to financial statements.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2009.

    See notes to financial statements.               (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009



INVESTMENT INCOME:
  Interest                                          $ 2,164,117
  Dividends                                             860,779
  Other                                                  22,144

      Total investment income                         3,047,040

EXPENSES:
   Management fees                                      789,860
   Margin interest                                       14,589
   Transfer agency fees                                  82,581
   Professional fees                                     53,848
   Director fees                                         10,500
   Custody expense                                       11,960
   Insurance expense                                      4,615
   Other                                                  1,873

        Total expenses                                  969,826


NET INVESTMENT INCOME                                 2,077,214

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss on investments                    (730,191)
  Net change in unrealized appreciation/depreciation
  of investments                                     25,075,791

     Net realized and unrealized gain from           24,345,600
     investments


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $26,422,814


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

                                           2009            2008

OPERATIONS:
Net investment income                  $2,077,214      $ 1,841,519
Net realized loss on investments         (730,191)        (533,433)
Net change in unrealized appreciation/
 depreciation on investments           25,075,791      (29,564,396)

Net increase(decrease) in net assets
  resulting from operations            26,422,814      (28,256,310)

DISTRIBUTIONS PAID
From investment income                 (2,360,000)      (1,200,000)

Net decrease in net assets resulting
   from distributions paid             (2,360,000)      (1,200,000)


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold               2,253,277        1,547,150
Proceeds from shares from               2,322,361        1,183,897
   reinvestment of distributions
Payments for shares redeemed           (6,112,814)      (7,322,695)

Net decrease in net assets resulting
 from capital share transactions       (1,537,176       (4,591,648)

NET INCREASE (DECREASE) IN NET ASSETS  22,525,638      (34,047,958)

NET ASSETS, Beginning of year          34,012,359       68,060,318

NET ASSETS, End of year                56,537,997       34,012,359



See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2009


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared using the accrual basis of accounting.

Use of Estimates-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Valuation of Measurements- Financial Accounting Standards Board
(FASB) Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures,defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and is effective for the Fund's current fiscal year.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of December 31, 2009:

                            Level1       Level2      Level3      Total
Convertible Preferred
   Stock                $1,697,078   9,048,626           0 $10,745,704
Mandatory Convertible
   Preferred Stock               0   1,043,400           0   1,043,400
Convertible Bonds                0  40,644,625           0  40,644,625
Convertible Bond Units           0   1,161,000           0   1,161,000
Corporate Bonds                  0     795,559           0     795,559
Common Stock             2,294,536           0           0   2,294,536
Preferred Stock                  0          48           0          48
Warrants                 2,152,726           0           0   2,152,726
Other Investment
   Securities                    0           0   4,459,200   4,459,200

Total investment
   securities           $6,144,340 $52,693,258  $4,459,200 $63,296,798


The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
                                                        Other
                                                      Investment
                                                      Securities

Balance as of December 31, 2008                      $ 3,751,200
Unrealized gain                                          708,000
Purchases                                                      0
Sales                                                          0
Transfers in and/or out of Level 3                             0

Balance as of December 31, 2009                      $ 4,459,200

Ending balance
The amount of total gains or loses for the period
included in net assets attributable to the change in
unrealized gains or losses related to assets still
held at the reporting date                           $   708,000


Cash and Cash Equivalents-Cash and cash equivalents include cash and money market investments.

Investment Transactions and Income-Security transactions (including securities sold short) are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and investment advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

Derivatives and Hedging-The Fund has adopted all provisions of FASB ASC topic 815, Derivatives and Hedging. Updates to Topic 815 were issued in March 2008 and are effective for the Fund's current fiscal year. During the year ended December 31, 2009, the Fund did not enter into any derivative transactions.

3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees imposed during 2009.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the then prevailing net asset value unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares           2009            2008

Shares sold                             152,169         88,105
Shares issued from reinvestment         133,392        115,053
   of distributions
Shares redeemed                       (364,332)       (526,154)

 Net decrease                          (78,771)       (322,996)

 Shares outstanding at the beginning
  of year                             3,201,570      3,524,566

 Shares outstanding at the end
  of the year                         3,122,799      3,201,570

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2009, certain employees and affiliates of the Investment Advisor held 6.39% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $3,500 for their service to the Fund during 2009.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES


FASB ASC Topic 740, Income Taxes,provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of Topic 740, and has determined that the Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2006-2009 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2009, the Fund had undistributed ordinary income of $310,103 for federal income tax purposes.
In addition, the Fund had a capital loss carryforward of $2,443,222, of which $1,307,232 is available to offset future capital gains through December 31, 2017.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book tax differences are primarily attributable to tax rules regarding contingent pay debt instruments and market discount bonds.To the extent these book tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31, 2009, reclassifications were recorded to increase accumulated net investment income by $364,880, increase accumulated net realized loss by $405,800 and increase paid-in surplus by $40,920.

For corporate shareholders, 17.43% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2009, 17.43% of dividends paid from net investment income from the fund is designated as qualified dividend income.

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $64,188,315

  Gross tax unrealized appreciation                9,880,966
  Gross tax unrealized depreciation              (10,772,483)

  Net tax unrealized depreciation on investments $  (891,517)


6.   DISTRIBUTIONS TO SHAREHOLDERS

On August 20, 2009, the Fund's directors declared a dividend payable December 1, 2009 to shareholders of record on November 13, 2009. The December 1, 2009 dividend payment was $0.73 per share.

The character of distributions paid during the years ended
December 31, 2009 and 2008 were as follows.

                                         2009        2008

Distributions paid from ordinary
income (includes short-term gains)   $2,360,000    $1,200,000

Total distributions paid             $2,360,000    $1,200,000



7.   INVESTMENT TRANSACTIONS

For the year ended December 31,2009, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $63,033,243 and $64,024,669, respectively. There were no purchases or sales of long-term U.S. government securities.

8.   OFF-BALANCE-SHEET RISK AND CONCENTRATION RISKS

The Fund may engage in the short sale of securities. Investment securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At December 31,2009, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value)
 were as follows:
  Misc. Media                                        7.0%
  Biotechnology                                      5.2%
  Conglomerates                                      4.8%
  Diversified Financials                             4.7%
  Healthcare Equipment & Supplies                    4.6%


Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31,2009, the Fund owed the brokerage firm $3,743,385 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.05% at December 31, 2009) plus 300 basis points. For the year ended December 31, 2009, margin interest expense was $14,589. For the year ended December 31, 2009, the average margin balance and interest rate were $2,128,324 and 0.63%, respectively.


Other Investment Securities-
On August 22, 2007 Metromedia International Group, Inc.'s
("Metromedia") common stock was acquired and Metromedia was taken private. Pursuant to the terms of the transaction, Metromedia's 7.25% cumulative convertible preferred stock (the "Preferred
Shares") remained outstanding, and the holders had the right to demand a determination of the fair value of the Preferred Shares in the Delaware Court of Chancery (the "Appraisal Action"). Metromedia would then be obligated to make payment of the fair value for the Preferred Shares as determined in the Appraisal Action. The Fund elected to participate in the Appraisal Action with regard to its holding of 80,000 Preferred Shares. The Delaware Court of Chancery rendered its Final Judgment on
June 5, 2009 and held that the value of each of the Preferred Shares, including statutory interest, as of the June 5, 2009 judgment date was $54.21 ($47.47 value of the preferred at the effective time of the merger, plus $6.74 ofstatutory interest). On June 18, Metromedia filed for protection under Chapter 11 of the Bankruptcy Code and pursued an appeal of the final judgement. On November 2, 2009 the Delaware Supreme court affirmed the final Judgement. The claim arising from the Appraisal Action is non-incoming producing and considered illiquid. The Fund has valued the claim at fair value following procedures approved by the board of directors, and, at December 31, 2009, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court judgment and other relevant data. On February 1, 2010, Metromedia filed a plan of reorganization with the United States Bankruptcy Court for the District of Delaware.

9.   SUBSEQUENT EVENTS


The Fund has adopted all provisions of FASB ASC Topic 855, Subsequent Events, which establishes reporting requirements for subsequent events and is effective for the Fund's current fiscal year.
Management has evaluated the impact of all subsequent events on the Fund through February 26, 2010, the date the financial statements were available to be issued.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2009


                           2009    2008    2007    2006    2005
Net Asset Value,
 Beginning of Year         $10.62  $19.31  $22.44  $20.48  $20.55

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income       0.64    0.53   0.32   0.53   0.48
Net realized and
 unrealized gains or
 losses on investments      7.57   (8.86) (0.63) 3.07    0.63

Total from investment
 Operations                 8.21   (8.33) (.31)  3.60    1.11

Less distributions

From net investment income  (0.73) (0.36) (1.80) (0.98)  (0.74)
From capital gains           0.00   0.00  (0.97) (0.66)  (0.44)
Return of capital            0.00   0.00  (0.05)  0.00    0.00

Total distributions         (0.73) (0.36) (2.82) (1.64)  (1.18)
Net Asset Value,
 End of year                $18.10 $10.62 $19.31 $22.44  $20.48


TOTAL RETURN              77.58%  (43.08)% (1.58)% 17.69% 5.36%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year       $56,537,997 $34,012,359 68,060,318 68,290,091 57,486,578

Ratio of expenses
 to average net assets*     2.06%  2.33%  2.37%     2.30%    2.21%
Ratio of net investment
 income to average net
 assets                    4.41% 3.22%    1.39%     2.45%    2.29%
Portfolio turnover rate    129%    76%    81%       48%      58%

 (*) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, is 2.03% and 2.08% for the years ended
     December 31, 2009 and 2008, respectively.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2009 to December 31, 2009 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2009 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,269.11
Expenses Paid During Period*                $   11.29
Annualized Expense Ratio                         1.97%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2009 to December 31, 2009 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, you costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,015.30
Expenses Paid During Period*                $   10.03
Annualized Expense Ratio                        1.97%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent directors.

On December 14, 2009, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the investment adviser. The Directors discussed with the investment adviser the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the investment adviser the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns.The Directors discussed with the investment adviser the level of advisory fees for the Fund relative to other products advised by the adviser and the level of advisery fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisery fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.


Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the investment adviser utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the investment advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO, Sr.           N/A     N/A
1001 Tahoe BlvdPresident  16 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 49

Steven M.      Secretary  14 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310
Northbrook, IL 60062
Age: 48

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              16 years2   Optimum Investment Advisors
100 S. Wacker
Suite 2100
Chicago, IL 60606
Age: 66

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         14 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 49

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   16 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 46




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301

Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2008  $25,460
    Audit Fees for the year ended December 31, 2009  $26,100

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2008 $0.00 Audit-Related Fees for the year ended December 31, 2009 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2008  $11,110
    Tax Fees for the year ended December 31, 2009  $11,400
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2008  $0.00
    All Other Fees for the year ended December 31, 2009  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2008 and December 31, 2009 were $11,110 and
    $11,400, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2008 and December 31, 2009 were $8,080 and $8,300, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $107.7 million
Other Accounts                           102         $4.39 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1             $69.4 million
Other Accounts                        25            $1.38 billion

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $100,000 - $500,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         63,001      $11.32            *             *

April          -0-

May            -0-

June          14,538      $14.86            *             *

July           -0-

August         -0-

September     27,191      $17.83            *             *

October        -0-

November       -0-

December      259,600     $18.10           *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 26, 2010


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 26, 2010